                                                                  Exhibit 10.08

                              AMENDED AND RESTATED

                 STOCK EQUIVALENT AND DEFERRED COMPENSATION PLAN

                        FOR DIRECTORS OF OGE ENERGY CORP.


                                   ARTICLE I.
                                   ----------

                  Purposes, Definitions and General Provisions


         1.1.     Establishment and Purposes.
                  ---------------------------

                  Oklahoma Gas and Electric Company ("OG&E"), an Oklahoma corporation, previously established a stock equivalent and deferred compensation plan (the "Plan"). As part of the restructuring of OG&E pursuant to which OGE
Energy Corp. (the "Company") became the parent holding company of OG&E, and pursuant to the authority granted by the Board of Directors of OG&E and the Board of Directors of the Company, the Plan is hereby amended and restated, effective December 31, 1996, to provide for the issuance under the Plan of Company Stock Equivalents in lieu of OG&E Stock Equivalents and to provide for the assumption of the Plan by the Company.

                  All awards granted prior to the amendment and restatement of the Plan and prior to its assumption by the Company are hereby ratified and shall remain in full force and effect, subject to conversion to Company Stock Equivalents and subject to possible amendment, adjustment, modification or termination, as hereinafter provided.

                  The purposes of this Plan are: (i) to cause a portion of the compensation of each non-employee director of the OGE Energy Corp. and OG&E to be paid in equivalents of common stock of the Company and (ii) to offer such non-employee members the opportunity to defer receipt of the balance of their directors' compensation, under terms advantageous to both the director and the Company, until termination of the director's service with the Company or OG&E.

         1.2.     Definitions.
                  ------------

                  (a) "Award" shall mean the amount, expressed either in dollars
                      -------
of Compensation or in Stock Equivalents,  that the Board determines  pursuant to
Section 1.4 hereof will be paid to a Participant on an Award Date.

                  (b)  "Award  Date"  shall  mean  the  date an  Award  is to be
                       -------------
received by a Participant.

                  (c) "Board" shall mean the Board of Directors of the Company.
                      -------

                  (d) "Beneficiary" shall mean the person or persons (including,
                      -------------
without limitation, the trustees of any testamentary or inter vivos trust) designated from time to time in writing by a Participant to receive payments under the Plan after the death of such Participant, or, in the absence of any such designation or in the event that such designated persons or person shall predecease such Participant, or shall not be in existence or shall otherwise be unable to receive such payments, the person or persons designated under such Director's last will and testament or, in the absence of such designation, to the Participant's estate; provided, that the term "Beneficiary" shall mean the person or persons designated under the rules of the insurance company in the case of an insurance policy acquired pursuant to Article III hereof.

                  (e)  "Committee"  shall mean those  management  members of the
                       -----------
Company, namely the Chairman of the Board, President, Chief Financial Officer and Corporate Secretary, who administer the Plan, provided all such persons are not eligible to participate in the Plan. All decisions by the Committee shall be by simple majority and the decisions will be final.

                  (f)  "Company"  shall  mean  OGE  Energy  Corp.,  an  Oklahoma
                       ---------
corporation, and OG&E and any successor of either such company.

                  (g)  "Compensation"  shall mean  payments  which the  Director
                       --------------
receives from the Company for services as a member of its Board of Directors. Such payments may include directors' retainers, board meeting fees and committee meeting fees, but shall exclude direct reimbursement of expenses.


                  (h)  "Deferred  Amount"  shall mean an amount of  Compensation
                       ------------------
deferred at the election of the Participant under this Plan.

                  (i) "Director" shall mean any member of the Board of Directors
                      ----------
of the Company who is not an employee of the Company.

                  (j) "Dollar  Account"  shall mean the  bookkeeping  account to
                      -----------------
which a Participant has Deferred Amounts credited under Section 2.2 of this Plan to earn interest as provided therein.

                  (k) "OGE  Energy  Stock"  shall mean the  common  stock of the
                      --------------------
Company, par value $.01 per share.

                  (l)  "Participant"  shall mean any  Director  who  receives an
                       -------------
Award or who elects to defer Compensation pursuant to this Plan.

                  (m)  "Plan"  shall  mean  the  Amended  and   Restated   Stock
                       ------
Equivalent and Deferred Compensation Plan for Directors of the Company, as from time to time amended and in effect.

                  (n)  "Stock  Account"  shall mean the  bookkeeping  account to
                       ----------------
which a Participant has Awards and Deferred Amounts credited under Section 2.2 of this Plan with Stock Equivalents as provided therein.

                  (o) "Stock  Equivalents" shall mean the units,  representing a
                      --------------------
like number of shares of OGE Energy stock, that are credited to a Director's Stock Account under Section 2.2 of this Plan.

                  (p)  "Termination  of Service" shall mean the  termination (by
                       -------------------------
death, retirement or otherwise) of a Participant's service as a Director of the Company.

         1.3.     Deferral Of Compensation.
                  ------------------------
                  Each Director may elect to have all or a portion of his Compensation for any calendar year deferred under this Plan. Such election shall be executed in writing by the Director and filed with the Secretary of the Company, prior to the beginning of the calendar year during which such Compensation is earned, on a form prescribed by the Company. The election may specify that the Participant desires to have all or a specified percentage of his Compensation (other than any portion subject to an Award) for the year deferred under the Plan. The election shall specify which portion or portions of such Deferred Amount shall be allocated between Article II and Article III hereof, subject to the following:

                  (a) An election to treat all or any portion of a Deferred Amount as being governed under Article II hereof shall designate the portion or portions to be credited to the Participant's Dollar Account and/or Stock Account governed under that Article, and shall be irrevocable for the first calendar year to which such election relates, and it shall continue in effect for subsequent calendar years until changed prospectively by the Participant before the beginning of the calendar year for which the change is effective; subject, however, in each instance to the provisions in the last paragraph of Section 2.2 and provided, further, that a Participant subsequently may elect in accordance with Section 2.3 to transfer all or part of his Dollar Account Balance to a Stock Account.

                  (b) An election to treat all or any portion of a Deferred Amount as being governed under Article III hereof shall be irrevocable at all times until the Director's Termination of Service.

         1.4.     Awards.
                  ------
                  The amount and number of Awards that may be granted under this Plan is subject to the sole discretion of the Board and shall be determined in the sole discretion of the Board. Each Award shall contain such terms, restrictions and conditions as the Board may determine that are not inconsistent with this Plan, provided that Awards shall be payable to a Participant only in cash and, subject to Section 2.5 hereof, only upon a Participant's Termination of Service. Awards shall be made either in Stock Equivalents or as a dollar amount of Compensation, as determined in the sole discretion of the Board.


                                   ARTICLE II.
                                   -----------

AWARDS AND STRAIGHT CASH DEFERRED COMPENSATION

         2.1.     General.
                  -------
                  To the extent a Director receives an Award pursuant to Section
1.4 hereof, such Award shall be subject to the following provisions of this Article. To the extent that a Director elects to treat any portion of his Deferred Amount as being governed under this Article II, then the following provisions under this Article also shall be applicable with respect to such portion of his Deferred Amount. References to "Deferred Amount" under this
Article II shall mean that portion of the Deferred Amount which the Director elects to be governed under this Article.

         2.2.     Treatment Of Deferred Amounts and Awards.
                  ----------------------------------------
                  The  Company  shall  establish  on  its  books  the  necessary bookkeeping accounts to accurately reflect the Company's liability to each Participant who has deferred Compensation under this Article or who has received an Award pursuant to Section 1.4. To these accounts shall be credited Awards and Deferred Amounts, plus increments as described hereafter. Payments to the Participant or his Beneficiary following Termination of Service shall be debited to the accounts. In addition, debits and credits to the accounts shall be made in the manner provided in Section 2.3 and in the last paragraph of this Section
2.2 in the event of a transfer pursuant to Section 2.3 or pursuant to the last paragraph of this Section 2.2. The standing balance in each account is hereafter referred to as the "Account Balance." Despite the maintenance of such bookkeeping accounts, the Company's obligation to make payments under the Plan shall be made from the Company's general assets and property. The Company may, in its sole discretion, establish a separate fund or account to make payment of benefits to a Participant or his Beneficiary or Beneficiaries hereunder. Whether or not the Company, in its sole discretion, does establish such a fund or account, no Participant, his Beneficiary or Beneficiaries or any person shall have, under any circumstances, any interest whatever in any particular property or assets of the Company by virtue of this Plan.

A Participant who has elected to defer Compensation under this Article shall direct on the deferral election made pursuant to Section 1.3 that the Deferred Amount be credited to a Dollar Account or a Stock Account, or partially to one Account and partially to the other Account, on the same date that it would otherwise be payable to him. Such Deferred Amounts and any Awards shall also be subject to the following terms and conditions:

                  (a) Dollar Account.  Deferred Amounts credited to this Account
                      --------------
shall accrue interest from the date of credit to the date of transfer in accordance with Section 2.3, or to the date of payment in accordance with
Section 2.4 or Section 2.5, at a variable rate of interest determined quarterly on a prospective basis. Interest shall be credited as of the end of each calendar quarter and, in the event of a transfer in accordance with Section 2.3 or a payment in accordance with Section 2.4 or Section 2.5, as of the close of business on the day immediately preceding the date of such transfer or payment. The interest rate for each quarter shall be equivalent to the one month commercial paper rate quoted by Salomon Brothers in its Bond Market Roundup, or by such other recognized source as the Company may designate, for the week in which the preceding calendar quarter ends.

                  (b) Stock  Account.  Awards  in the form of Stock  Equivalents
                      --------------
shall be credited to this Account. Awards expressed in dollars of Compensation also shall be credited to this Account and shall be converted into Stock Equivalents equal to the number of shares of OGE Energy stock, to three decimal places, that could be purchased on the Award Date with the dollar amount of such Award, at a price per share equal to the arithmetical mean of the highest and lowest quoted selling prices on the New York Stock Exchange Composite Tape for such day. If there are no sales on that day, then such mean on the next preceding day on which there are such sales shall be used.

         Deferred Amounts credited to this Account shall be converted into Stock Equivalents equal to that portion of the Deferred Amount which the Participant elected to have so credited. The Stock Equivalents shall be equal to the number of shares of OGE Energy stock, to three decimal places, that could be purchased on the day that such portion of the Participant's Deferred Amount would otherwise be paid, at a per share price equal to the arithmetical mean of the highest and lowest quoted selling prices on the New

York Stock Exchange Composite Tape for such day. If there are no sales on that day, then such mean on the next preceding day on which there are such sales shall be used.

-4-

                  On each date on which a dividend in cash or property is distributed on shares of issued and outstanding OGE Energy stock, the Stock Account of a Participant shall be credited with a number of Stock Equivalents based upon the amount of cash or the fair market value of any property (the "base amount") distributed with respect to a number of shares of issued and outstanding OGE Energy stock equal to the number of Stock Equivalents (including fractions) standing to the Participant's credit in his Stock Account on the record date for such distribution (assuming that fractional shares could be held of record and that distributions were made with respect thereto). The number of Stock Equivalents to be so credited shall be equal to the number of shares of OGE Energy stock, to three decimal places, that could be purchased on such dividend distribution date with the base amount at a per share price equal to the mean between the highest and lowest selling prices on the New York Stock Exchange Composite Tape for that day. If there are no sales on that day, then such mean on the next preceding day on which there are such sales shall be used.

                  On each date on which a stock dividend or stock split is distributed on shares of OGE Energy stock, a Participant's Stock Account shall be credited with a number of Stock Equivalents equal to the number of shares which would have been distributed with respect to a number of shares of issued and outstanding OGE Energy stock equal to the number of Stock Equivalents (including fractions) standing to the Participant's credit in his Stock Account on the record date for such distribution (assuming that fractional shares could be held of record and that fractional shares would be distributed).

                  In the event that the Company shall be a party to any consolidation or merger or share exchange and, in connection with such transaction, all or part of the outstanding shares of OGE Energy stock shall be changed into or exchanged for stock or other securities of any other entity or of the Company or cash or any other property, then the Account Balance in a Participant's Stock Account shall be transferred on the day immediately preceding the effective date of such transaction to a Dollar Account for the Participant, with the Participant's Stock Account being debited with the number of Stock Equivalents in the Stock Account immediately prior to the transfer and the Participant's Dollar Account being credited with an amount equal to the number of Stock Equivalents in the Participant's Stock Account immediately prior to such transfer multiplied by the mean between the highest and lowest selling prices for OGE Energy stock on the New York Stock Exchange Composite Tape on the date of such transfer or, if there are no sales on such day, such mean on the next preceding date on which there are such sales. Following such event, no additional amounts shall be credited to the Stock Account and all future Deferred Amounts that were to be credited to a Stock Account shall be credited to a Dollar Account, until changed by the Participant pursuant to Section 1.3.

         2.3.     Transfers From Dollar Accounts To Stock Accounts.
                  ------------------------------------------------
                  Each Participant may elect, on an annual basis, to have all or a portion of his Dollar Account transferred to a Stock Account. Such election shall be executed in writing by the Participant and filed with the Secretary of the Company prior to December 31 of a calendar year to be effective as of the close of business on January 31 of the succeeding calendar year. The Participant's Dollar Account shall be debited with the amount so transferred from such account to the Participant's Stock Account. The number of Stock Equivalents to be credited to the Participant's Stock Account shall be determined by dividing the amount to be transferred from the Participant's Dollar Account by a per share price equal to the mean of highest and lowest quoted selling prices of OGE Energy stock on the New York Stock Exchange Composite Tape for the January 31 date of transfer. If there are no sales on that day, then such mean on the next preceding day on which there are such sales shall be used. Transfers from a Participant's Stock Account to a Dollar Account shall not be permitted, except as provided in the last paragraph of Section 2.2 hereof.

         2.4.     Payment Of Awards and Deferred Amounts.
                  --------------------------------------
                  Upon Termination of Service, a Participant's aggregate Account Balances in his Dollar Account and Stock Account under this Article shall be paid to the Participant (or, in the event of Particpant's death, his Beneficiary) in such number of annual installments (not exceeding 5), as shall be determined by the Committee in its sole discretion. The Committee may consult with the Participant prior to such determination, but the Committee will not be obligated by the desires of the Participant. Such payments shall commence not later than one year after Termination of Service and shall be made in cash out of the general assets and property of the Company. Regardless of when Termination of Service occurs, however, no payment of a Participant's Dollar Account and Stock Account Balances may commence until the Participant has attained age 50. In converting a Participant's Stock Equivalents in his Stock Account into cash for payment purposes, such conversion shall be made on each payment date to such

-5-

Participant based on the then current value of the shares of OGE Energy stock reflected in his Stock Account. For purposes of the preceding sentence, value shall be determined based upon the mean between the highest and lowest selling prices for OGE Energy stock on the New York Stock Exchange Composite Tape on the date immediately preceding the payment date. If there are no sales on that day, then such mean on the next preceding day on which there are such sales shall be used.

         2.5.     Acceleration Of Payments.
                  ------------------------
                  The Committee, within its sole discretion, is empowered to accelerate the payment of a Participant's Dollar Account Balance or Stock Account Balance to such Participant or his Beneficiary, whether before or after the Participant's Termination of Service, for good and substantial reasons, such as the Participant's death, disability, hardship or other adverse need, changes in the tax laws or accounting principles adversely affecting the Plan and its effect on the Company, the Participants or their Beneficiaries, or other similar reasons acceptable to the Committee; except that, prior to a Participant's Termination of Service, the Committee may accelerate the payment of all or part of a Participant's Stock Account Balance only upon the Participant's disability.


                                  ARTICLE III.
                                  ------------

CASH DEFERRED COMPENSATION/SPLIT DOLLAR INSURANCE

         3.1.     General.
                  -------
                  To the extent that a Director elects to treat any portion of his Deferred Amount as being governed under this Article III, then the following provisions under this Article shall be applicable with respect to such Deferred Amount. References to "Deferred Amount" under this
Article III shall mean that portion of the Deferred Amount which the Director elects to be governed under this Article.

         3.2.     Insurance Policy.
                  ----------------
                  After consulting with a Participant, the Committee, on behalf of the Company, shall obtain a premium policy or policies of insurance on the life of the Participant (the "Policy"), and enter into an appropriate agreement with the insurance company, the terms of which Policy and agreement shall be based upon those the Committee deems advisable, within its sole discretion, subject, however, to the following provisions prior to the time the Participant has a Termination of Service.

                  (a) All premiums due on the Policy shall be paid by the Company from the Deferred Amount, but shall in no event exceed the Participant's Deferred Amount.

                  (b) In the event of the death of the Participant, the Company, its successors or assigns, shall be entitled to receive from the life insurance proceeds under the Policy an amount equal to the premiums, without interest thereon, the Company has paid.

                  (c) Any portion of the death proceeds which is in excess of the amount payable to the Company, its successors or assigns, shall be payable to the person or persons entitled thereto under the Policy.

         3.3.     Ownership Of Policy.
                  -------------------
                  The Policy may reserve to the Participant, or his assignee, the sole right to change the Beneficiaries for any amount payable thereunder in the event of the Participant's death, but, notwithstanding anything herein to the contrary, each and every other right of ownership of such Policy shall be reserved solely to, and be absolutely vested in, the Company.

         3.4.     Possession Of Policy.
                  --------------------
                  The Company shall keep possession of the Policy.

         3.5.     Deferred Compensation At Death.
                  ------------------------------
                  In the event that the Participant dies before a Termination of Service, the Company agrees to pay, out of the general assets of the Company, to the deceased Participant's Beneficiary an amount of deferred compensation equal to the amount received by the Company under subparagraph (b) of Section 3.2 hereof. Such amount may be paid in the manner set forth in Sections 2.4 and 2.5 hereof; provided, the Committee may pay such amount in a lump sum without the consent of the Participant.

         3.6.     Deferred Compensation At Termination Of Service.
                  -----------------------------------------------
                  Upon the Participant's Termination of Service for any reason other than his death, the Company agrees to pay, out of the general assets of the Company, to the Participant an amount of deferred compensation equal to the then cash value of the Policy on his life. Such amounts may be paid in the manner set forth in Sections 2.4 and 2.5 hereof; provided, the Committee may pay such amount in a lump sum without the consent of the Participant. Provided further, the Committee may, without the consent of the Participant, assign and distribute such Policy to the Participant in full satisfaction of the Company's liability under this Article III.

-7-

                                   ARTICLE IV.

Other Provisions

         4.1.     Amendment Or Termination.
                  ------------------------
                  The Board of Directors may amend or terminate this Plan at any time; provided, however, that no amendment or termination shall adversely affect any prior Awards or then existing Deferred Amounts or rights under this Plan, and provided further that no amendment may be made to the last sentence of
Section 4.5 hereof.

         4.2.     Expenses.
                  --------
                  The expenses of administering the Plan shall be borne by the Company, and shall not be charged against any Participant's Awards or Deferred Amounts; provided, however, that any commissions on premium payments under any Policy issued pursuant to Article III hereof shall not be considered an expense to be borne by the Company.

         4.3.     Applicable Law.
                  --------------
                  The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Oklahoma.

         4.4.     No Trust.
                  --------
                  No action by the Company or its Board of Directors under this Plan shall be construed as creating a trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind in favor of any Participant, his Beneficiary, or any other persons otherwise entitled to his Awards or Deferred Amounts nor, shall any of said persons have rights under any agreement or Policy in connection therewith between the Company and the insurance company, except the right to designate a Beneficiary of the proceeds of a Policy upon the death of the Participant as provided herein. The status of the Participant and his Beneficiary with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company. Any Policy or any other asset acquired or held by the Company in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind for the benefit of the Participant or his Beneficiaries or to be security for the performance of the obligations of the Company, but shall be, and remain, a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.

         4.5.     No Assignability And Successors.
                  -------------------------------
                  Neither the Participant nor any other person shall acquire any right to or interest in any amount awarded to the Participant, otherwise than by actual payment in accordance with the provisions of this Plan, or have any power, voluntarily or involuntarily, to transfer, assign, anticipate, pledge, mortgage or otherwise encumber, alienate or transfer any rights hereunder in advance of any of the payments to be made pursuant to this Plan or any portion thereof. With respect to a Policy issued pursuant to Article III hereof, neither the Participant nor his spouse nor any Beneficiary, shall have any rights to transfer, assign, anticipate, pledge, mortgage or otherwise encumber, alienate or transfer any rights hereunder in advance of any right to receive any payments under the Policy, which payments and the rights thereto are hereby expressly declared to be non-assignable and non-transferable. The obligations of the Company hereunder shall be binding upon any and all successors and assigns to the Company.

         4.6.     Withholding.
                  -----------
                  The Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income or employment taxes relating to the payment of Awards or Deferred Amounts under this Plan.

-8-

         4.7.     No Impact On Directorship.
                  -------------------------
                  This Plan shall not be construed to confer any right on the part of a Participant to be or remain a Director or to receive any, or any particular rate of, Compensation.

         4.8.     Interpretations.
                  ---------------
                  Interpretations of, and determinations related to, this Plan made by the Company in good faith, including any determinations or calculations of Awards, Deferred Amounts or Account Balances, shall be conclusive and binding upon all parties; and the Company and the members of the Committee shall not incur any liability to a Participant for any such interpretation or determination so made or for any other action taken by it in connection with this Plan.

         4.9.     Effective Date.
                  --------------
                  This Plan, as amended and restated, shall be effective from and after December 31, 1996.


                                             OGE ENERGY CORP.



                             By:
                                ----------------------------------------------
                                              Steven E. Moore
                                   Chairman of the Board and President




                                      135